FINANCIAL ASSETS	12 Months Ended
Dec. 31, 2018
Disclosure of financial assets [abstract]
FINANCIAL ASSETS
11.	FINANCIAL ASSETS

	December 31, 2018	December 31, 2017
Carrying amount, January 1	$-	$-
Convertible Debenture (i)	750,000	-
Received Warrants on purchase of shares (ii)	151,350	-
Carrying amount	$901,350	$-

(i)	On December 20, 2018, the Company made an additional investment of $750,000 in GWAH and received unsecured interest bearing convertible debentures and 150,000 warrants exercisable to purchase 150,000 shares of GWAH at $2 per share.

(ii)	As part of the issue of shares (see note 18 (vi)), the Company received 6,400,000 warrants exercisable to purchase 6,400,000 shares of Cannatrek at $0.40 a share. The total considerations paid was allocated to common shares and warrants in the amounts of $5,887,050 and $151,350.

The warrants were valued at $151,350 at the grant date using a Black-Scholes option pricing model with the following assumptions: (i) expected dividend yield of 0%; (ii) average expected volatility of 80%; (iii) average risk-free rate of 2.09%; (iv) share price of $0.19; (v) forfeiture rate of 0%; and (vi) expected life of 1.17. The change in fair value between the grant date and December 31, 2018 was not significant. The Company performed a sensitivity analysis on the valuation of the warrants and noted that a 5% decrease in volatility would result in a $19,119 decrease in the valuation of the warrants and a 5% decrease in share price would result in a $19,640 decrease in the valuation of the warrants.